Exhibit 99.1

Consumer Portfolio Services, Inc. Nasdaq: CPSS Investor Presentation As of September 30, 2023

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» Consumer finance company focused on sub - prime auto market » Established in 1991. IPO in 1992 » Through September 30 , 2023 , approximately $ 21 . 0 billion in contracts originated » Approximately 867 employees as of September 30, 2023 » $1.1 billion contract originations in nine months ended September 2023; $1.9 billion contract originations in 2022 » $2.9 billion outstanding managed portfolio as of September 30, 2023 (excludes third party receivables) » Headquarters in Las Vegas, Nevada. Branches in California, Nevada, Illinois, Virginia and Florida

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$35.0 $30.0 $25.0 $20.0 $15.0 $10.0 $5.0 $0.0 Pretax Income ($ in mm ) $550 $500 $450 $400 $350 $300 $250 $200 $150 $100 $50 New Contract Purchases ($ in mm) $1,000 $1,500 $2,000 $2,500 $3,000 Total Managed Portfolio ($ in mm) 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% Pre - Tax Return on Managed Assets (1) (1) Pre - tax income as a percentage of average managed portfolio for the period.

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CPS Systems Proprietary Applications Credit Scoring and Decisioning Verifications and Funding Servicing and Collections System Customer Contact – Workflow Management Receivables Accounting System Credit Application Servicing Activities – Five Branch Locations Decline or Approval / Pricing Credit Bureaus Funding Package Originations System Automobile Dealership Auto Consumers Shop - - Negotiate - - Apply for Credit

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(1) As a percentage of the average managed portfolio. Percentages may not add due to rounding. December 31, December 31, September 30, September 30, 2021 2022 2022 2023 12.4% 12.0% 12.1% 11.3% Interest Income (0.2%) 0.6% 1.2% 0.8% Mark to Fin. Recs. at FV 0.3% 0.4% 0.3% 0.4% Servicing and Other Income (3.5%) (3.4%) (3.5%) (5.2%) Interest Expense 9.0% 9.5% 10.1% 7.3% Net Interest Margin 0.7% 1.1% 0.9% 0.3% Provision for Credit Losses (6.6%) (6.1%) (5.8%) (5.7%) Core Operating Expenses 3.1% 4.6% 5.2% 1.9% Pretax Return on Assets Quarter Ended Twelve Months Ended

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(1) According to Experian Automotive Other National Industry Players » Santander Consumer USA » Exeter Finance Corp » Global Lending Services » Westlake Financial » Credit Acceptance Corp. » GM Financial – Americredit » Capital One U.S Market for Auto Finance » $1.45 trillion auto loans outstanding at Q2 2023 (1) » Approximately 34% of auto financings in Q2 2023 were below prime (FICO < 661) (1) » Historically fragmented market » Few dominant players » Significant barriers to entry

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Factory Franchised, 68% Independent, 32% 3% » Diverse geographic market penetration » Contracts purchased from dealers in 47 states » Contracts purchased in nine months ended September 30, 2023 - $1.1 billion Originating Dealer Type 7% 5% 5% 6% 5% 7 8 9% % % 9% 4% 6 6% % 3%

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» Since inception through September 30, 2023, the Company has originated approximately $21.0 billion in contracts $1.1 $2,000 $1,800 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 ($ in millions) Nine Months Ended September 30, 2023

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$2,943 $2,500 $2,000 $1,500 $1,000 $500 $0 $3,000 ($ in millions)

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(1) Under the CPS programs for contracts purchased for the nine months ended September 30, 2023 Primarily late model, pre - owned vehicles » 6% New » 12% Certified Pre - Owned » 82% Pre - owned » 47% Domestic » 53% Imports 0% 4% 8% 12% 16% 20% Model Years of Current Year Production

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» CPS’s proprietary scoring models and risk - adjusted pricing result in program offerings covering a wide band of the sub - prime credit spectrum % of Purchases Avg. FICO Avg. Time on Job (years) Avg. Annual Household Income Avg. Amount Financed Avg. Yield (2) Program (1) 4% 672 9.3 $102,562 $23,189 14.38% Meta 13% 596 7.3 $92,508 $24,580 16.49% Preferred 21% 579 5.6 $86,383 $24,129 19.07% Super Alpha 13% 570 4.7 $77,221 $22,116 22.03% Alpha Plus 31% 586 3.7 $62,987 $20,177 24.12% Alpha 9% 582 3.3 $60,738 $16,968 26.92% Standard 5% 569 3.5 $59,752 $15,826 29.40% Mercury / Delta 4% 580 2.5 $50,354 $14,846 29.24% First Time Buyer 100% 585 4.6 $72,282 $20,774 22.16% Overall (1) Under the CPS programs for contracts purchased for the nine months ended September 30, 2023. (2) Contract APR as adjusted for fees charged (or paid) to dealer.

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(1) Under the CPS programs for contracts purchased for the nine months ended September 30, 2023. • Average age • Average time in job • Average time in residence • Average credit history • Average household income • Percentage of homeowners 41 years 5 years 6 years 9 years $72,282 per year 22% Borrower : $20,774 $574 69 months 22.16% 120.4% Contract: • Average amount financed • Weighted average monthly payment • Weighted average term • Weighted average contract APR • Weighted average LTV

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Contract Originations » Centralized contract originations at Irvine HQ » Maximizes control and efficiencies » Certain functions performed at Florida and Nevada offices » Proprietary auto - decisioning system » Makes initial credit decision on over 99% of incoming applications » Decision inputs include deal structure, credit history and proprietary scorecard » Pre - funding verification of employment, income and residency » Protects against potential fraud Servicing » Geographically dispersed servicing centers enhance coverage and staffing flexibility and drive portfolio performance » Early contact on past due accounts; commencing as early as first day after due date; self - cure analytics leverages workforce » Integrated customer contact system coordinates phone, text, chat, email and IVR activity. » Workloads allocated based on specialization and behavioral scorecards, for efficiency and focus

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» $400 million in interim funding capacity through two credit facilities » $200 million with Citibank; revolves to July 2024, due in July 2025 » $200 million with Ares; revolves to January 2024, due in January 2028 » Regular issuer of asset - backed securities, providing long - term matched funding » $18.7 billion in 99 deals from 1994 through October 2023 » Completed 49 senior subordinated securitizations since the beginning of 2011 » In the January 2023 transaction, sold five tranches of rated bonds from triple “A” down to double “B” with a blended coupon of 6.82% » In the April 2023 transaction, sold five tranches of rated bonds from triple “A” down to double “B” with a blended coupon of 7.17% » In the July 2023 transaction, sold five tranches of rated bonds from triple “A” down to double “B” with a blended coupon of 7.13% » In the October 2023 transaction, sold five tranches of rated bonds from triple “A” down to double “B” with a blended coupon of 7.89% » As of September 30, 2023, total corporate debt of $19.2 million in subordinated unsecured retail notes » Completed $50 million residual financing in June 2021

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» Average of quarterly vintage cumulative net losses as of September 30, 2023 2015 2014 2016 2017 2018 2019 2020 2021 2022 2.00% 4.00% 6.00% 8.00% 10.00% 14.00% 12.00% 16.00% 18.00% 20.00% 22.00% 0.00% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 61 63 65 67 69 71 2014 2015 2016 2017 2018 2019 2020 2021 2022

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(1) Numbers may not add due to rounding. ($ in millions) December December December September 31, 2020 31, 2021 31, 2022 30, 2023 Assets $ 13.5 $ 29.9 $ 13.5 $ 8.3 Cash 130.7 146.6 149.3 133.8 Restricted cash 411.3 176.2 70.6 34.3 Finance receivables, net of allowance 1,523.7 1,749.1 2,476.6 2,671.5 Finance receivables, measured at fair value 28.5 19.6 10.2 5.8 Deferred tax assets, net 38.2 38.2 32.6 27.2 Other assets $ 2,145.9 $ 2,159.6 $ 2,752.8 $ 2,880.9 Liabilities $ 43.1 $ 43.6 $ 55.4 $ 62.3 Accounts payable and accrued expenses 119.0 105.6 285.3 240.4 Warehouse lines of credit 25.4 53.7 49.6 49.8 Residual interest financing 1,803.7 1,760.0 2,108.7 2,243.3 Securitization trust debt 21.3 26.5 25.3 19.2 Subordinated renewable notes 2,012.5 1,989.4 2,524.4 2,615.0 133.4 170.2 228.4 265.9 Shareholders' equity $ 2,145.9 $ 2,159.6 $ 2,752.8 $ 2,880.9

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(1) Numbers may not add due to rounding. (2) Includes $8.8 million tax benefit in 2020. ($ in millions) September 30, 2023 September 30, 2022 December 31, 2022 December 31, 2021 December 31, 2020 Revenues $ 295.0 $ 266.3 $ 305.2 $ 79.8 $ 83.3 Interest income (29.5) (4.4) 15.3 8.2 6.0 Mark to finance receivables at fair value 5.7 6.0 9.2 2.3 2.8 Other income 271.2 267.8 329.7 90.3 92.1 Expenses 80.2 80.5 84.3 20.7 21.8 Employee costs 55.4 60.9 69.8 9.4 13.0 General and administrative 101.3 75.2 87.5 23.5 37.9 Interest 14.1 (14.6) (28.1) (6.0) (2.0) Provision for credit losses 251.0 202.1 213.5 47.6 70.8 20.1 65.7 116.2 34.3 14.2 Pretax income (1.6) 18.2 30.2 8.9 3.8 Income tax expense (benefit) (2) $ 21.7 $ 47.5 $ 86.0 $ 25.4 $ 10.4 Net income $ 0.90 $ 1.84 $ 3.23 $ 0.95 $ 0.41 EPS (fully diluted) Years Ended Three Months Ended

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(1) Revenues less interest expense and provision for credit losses. (2) Total expenses less provision for credit losses and interest expense. (3) Equal to annualized pretax income as a percentage of the average managed portfolio. ($ in millions) September 30, 2023 September 30, 2022 December 31, 2022 December 31, 2021 December 31, 2020 Total delinquencies and repo inventory Annualized net charge - offs $ 742.6 $ 1,146.3 $ 1,854.4 $ 468.2 $ 322.4 Auto contract purchases $ 2,175.0 $ 2,209.4 $ 2,795.4 $ 2,687.3 $ 2,943.3 Total managed portfolio $ 155.7 $ 207.2 $ 270.3 $ 72.8 $ 56.2 Risk - adjusted margin (1) Core operating expenses (2) $ 135.6 $ 141.4 $ 154.1 $ 38.5 $ 42.0 $ amount 5.9% 6.6% 6.1% 5.8% 5.7% % of avg. managed portfolio 0.9% 3.1% 4.6% 5.2% Pretax return on managed assets (3) 1.9% 12.1% 10.5% 12.6% 10.9% (30+ days past due) As a % of total owned portfolio 13.3% 6.5% 3.5% 4.5% 4.9% As a % of total owned portfolio 6.9% Three Months Ended Years Ended

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» CPS has weathered multiple industry cycles to remain one of the few independent public auto finance companies » Forty - eight consecutive quarters of pre - tax profits » Attractive industry fundamentals with fewer large competitors than last cycle » Consistent credit performance » Opportunistic, successful acquisitions » Stable senior management team averaging 20 years of experience owns significant equity

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 Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be found by inquiring of the Commission‘s EDGAR search page www.sec.gov/edgar/searchedgar/companysearch.html using CPS's ticker symbol, which is "CPSS." Risk factors that should be considered are described in Item 1A, “Risk Factors," of CPS’s most recent annual report on Form 10 - K and subsequent reports on Form 10 - Q, which reports are on file with the Commission and available for review at the Commission's website. Such description of risk factors is incorporated herein by reference.

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 Forward - looking statements in this presentation include the Company's recorded figures representing allowances for remaining expected lifetime credit losses, its markdown of carrying value for the portion of its portfolio accounted for at fair value, its charge to the provision for credit losses for its legacy portfolio, its estimates of fair value (most significantly for its receivables accounted for at fair value), its entries offsetting the preceding, its anticipated credit facility capacity, and figures derived from any of the preceding. In each case, such figures are forward - looking statements because they are dependent on the Company’s estimates of cash to be received and losses to be incurred in the future. The accuracy of such statements may be adversely affected by various factors, which include (in addition to risks relating to the economy generally) the following: possible increased delinquencies; repossessions and losses on retail installment contracts; incorrect prepayment speed and/or discount rate assumptions; possible unavailability of qualified personnel, which could adversely affect the Company’s ability to service its portfolio; possible increases in the rate of consumer bankruptcy filings, which could adversely affect the Company’s rights to collect payments from its portfolio; other changes in government regulations affecting consumer credit; possible declines in the market price for used vehicles, which could adversely affect the Company’s realization upon repossessed vehicles; economic conditions in geographic areas in which the Company's business is concentrated; and a default under any credit facility debt agreement which, if not waived could result in acceleration of the related indebtedness and impair the Company’s ability to secure additional financing. Any or all of such factors also may affect the Company’s future financial results, as to which there can be no assurance. Any implication that past results or past consecutive earnings are indicative of future results or future earnings is disclaimed, and the reader should draw no such inference. Factors such as those identified above in relation to losses to be incurred in the future may affect future performance.

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